GREAT-WEST FUNDS, INC.

Great-West Small Cap Growth Fund (formerly Great-West Multi-Manager Small Cap Growth Fund)

Institutional Class Ticker: MXMSX

Investor Class Ticker: MXMTX

(the “Fund”)

Supplement dated May 16, 2018 to the Prospectus and Summary Prospectus for the

Fund, each dated April 30, 2018, as supplemented, and the Statement of Additional Information for Great-West Funds, Inc., dated April 30, 2018

Effective immediately, Arthur K. Weise, CFA is no longer a portfolio manager to the Fund. All references to Arthur K. Weise in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby removed.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated April 30, 2018, as supplemented, and the Statement of Additional Information for Great-West Funds, Inc., dated April 30, 2018.

Please keep this Supplement for future reference.